                                                                    EXHIBIT 10.8


         THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OR CONVERSION OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE SUCH A REGISTRATION IS IN EFFECT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

         THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OR CONVERSION OF THIS WARRANT ARE ENTITLED TO CERTAIN REGISTRATION RIGHTS AND TO CERTAIN OTHER BENEFITS AND SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A WARRANT AND DEBENTURE COMMITMENT DATED MARCH 7, 1997 AND IN A REGISTRATION RIGHTS AGREEMENT AND A TAG-ALONG, TRANSFER RESTRICTION AND BRING-ALONG AGREEMENT, EACH DATED AS OF NOVEMBER 28, 1995, AND AS FROM TIME TO TIME AMENDED AND IN EFFECT. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER OF THIS WARRANT WITHOUT CHARGE UPON WRITTEN REQUEST.



                     TWEETER HOME ENTERTAINMENT GROUP, INC.

                          Common Stock Purchase Warrant

   THIS WARRANT IS BEING ISSUED IN EXCHANGE FOR A NEW ENGLAND AUDIO CO., INC.
            COMMON STOCK PURCHASE WARRANT DATED AS OF MARCH 7, 1997.


No.CG-1                                                           June 5, 1998


         Tweeter Home Entertainment Group, Inc., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that Weston Presidio Offshore Capital C.V., or registered assigns, is entitled to purchase from the Company, at the purchase price per share of $6.46 (the "INITIAL WARRANT PRICE"), at any time or from time to time prior to 5:00 p.m., Boston, Massachusetts time, on June 30, 2002 (the "EXPIRATION DATE"), 11,832 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.01 par value (the "COMMON STOCK"), of the Company all subject to the terms, conditions and adjustments set forth below in this Warrant. This Warrant is one of the Common Stock Purchase Warrants

(the "WARRANTS", such term to include any such warrants issued in substitution therefor) originally issued pursuant to a Warrant and Debenture Commitment dated March 7, 1997 (the "WARRANT AND DEBENTURE COMMITMENT") among the Company, the holder hereof and certain other original holders of Warrants.

1.       DEFINITIONS.

         "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued (or, pursuant to Section 3.1.3 or 3.1.4, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable at any time:

                  (a) upon the issuance or exercise or conversion of the Warrants in accordance with their terms;

                  (b) and excluded from the definition of "Additional Shares of Common Stock" in section 8.4.1(d) of the Certificate of Designation;

                  (c) by way of dividend or other distribution on shares of capital stock excluded from the definition of "Additional Shares of Common Stock" by the foregoing clauses (a) and (b).

         "BOOK VALUE" means the Company's consolidated shareholders' equity per share of Common Stock on a fully diluted basis (assuming the exercise of all Warrants, the conversion of all Preferred Stock into Common Stock and the exercise of all other then exercisable options, warrants and other purchase rights), determined in accordance with generally accepted accounting principles, as of the end of its fiscal quarter most recently completed prior to the date of determination.

         "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New York, New York are authorized by law to be closed.

         "CERTIFICATE OF DESIGNATION" means the Certificate of Vote of Directors Establishing a Series of a Class of Stock of New England Audio Co., Inc. filed by the Company as of November 28, 1995, as from time to time in effect.

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" is defined in the preamble.

         "COMPANY" is defined in the preamble, and includes any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

         "CONVERTIBLE SECURITIES" means any indebtedness, shares or other securities convertible into or exchangeable for Common Stock, other than the Preferred Stock.

         "CURRENT MARKET PRICE" means, on any date, the average daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "EXPIRATION DATE" is defined in the preamble.

         "INITIAL WARRANT PRICE" is defined in the preamble.

         "MARKET PRICE" means, on any date, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if no trading occurred on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system, or (d) if Common Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the higher of (i) Book Value or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

         "NASD" means the National Association of Securities Dealers, Inc.

         "OPTIONS" means rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

         "ORIGINAL ISSUE DATE" means March 7, 1997.

"OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 or otherwise.

         "PERSON" means a corporation, an association, a partnership, an organization, a business trust, a limited liability company, a trust, an individual, a government or political subdivision thereof or a governmental agency.

         "PREEMPTIVE GROUP" is defined in Section 10.1 of the Certificate of Designation.

         "PURCHASE AGREEMENT" means the Amended and Restated Preferred Stock Purchase Agreement dated as of March 30,1997 (as from time to time in effect) among the Company, as assignee of New England Audio Co., Inc., and the preferred stock purchasers named therein.

         "REGISTRATION RIGHTS AGREEMENT" means the Amended and Restated Registration Rights Agreement dated as of March 30, 1997, among the Company, as assignee of New England Audio Co., Inc., and certain of its stockholders, as from time to time in effect.

         "SECURITIES ACT" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "PREFERRED STOCK" means the Company's Series A Redeemable Convertible Preferred Stock, $.01 par value, and the Company's Series B Redeemable Convertible Preferred Stock, $.01 par value, each issued pursuant to the Purchase Agreement.

         "WARRANT AND DEBENTURE COMMITMENT" is defined in the preamble.

         "WARRANT PRICE" is defined in Section 3.1.

         "WARRANT SHARES" means the shares of Common Stock or Other Securities issuable upon exercise or conversion of this Warrant.

         "WARRANTS" is defined in the preamble.

2.       EXERCISE OR CONVERSION OF WARRANT.

         2.1.     MANNER OF EXERCISE OR CONVERSION; PAYMENT.

                  2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 6.2(a), accompanied by a subscription in substantially the form attached to this Warrant duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided in Section 3.

                  2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into Warrant Shares, during normal business hours on any Business Day on or prior to the Expiration Date by surrender of this Warrant to the Company at its office maintained pursuant to Section 6.2(a), accompanied by a conversion notice in substantially the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

                           (a)      an amount equal to:

                                    (i)      an amount equal to (A) the number
                                             of Warrant Shares determined as
                                             provided in Section 3 which such
                                             holder would be entitled to receive
                                             upon exercise of this Warrant for
                                             the number of shares of Common
                                             Stock designated in such conversion
                                             notice MULTIPLIED BY (B) the
                                             Current Market Price of each such
                                             Warrant Share so receivable upon
                                             such exercise

                                             MINUS

                                    (ii)     an amount equal to (A) the number
                                             of shares of Common Stock (without
                                             giving effect to any adjustment
                                             thereof) designated in such
                                             conversion notice MULTIPLIED BY (B)
                                             the Initial Warrant Price

                                    DIVIDED BY

                           (b) such Current Market Price of each such Warrant Share.

         For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Warrant Shares in accordance with the terms of this Section 2.1.2.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1, and at such time the Person in whose name any certificate for Warrant Shares shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder of record thereof.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 5, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                           (a) a certificate for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which such holder shall be entitled upon such exercise PLUS, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day immediately preceding the date of such exercise; and

                           (b) in case such exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1.

         2.4. COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of each exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights (including any rights pursuant to the Registration Rights Agreement with respect to the Warrant Shares issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; PROVIDED, HOWEVER, that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

3.       ADJUSTMENT OF WARRANT SHARES AND WARRANT PRICE.

         3.1. ADJUSTMENT OF WARRANT SHARES AND WARRANT PRICE DUE TO ADDITIONAL SHARES. The number of Warrant Shares which the holder of this Warrant shall be entitled to receive upon the exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 3.1) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 2.1, by the fraction of which (a) the numerator is the Initial Warrant Price and (b) the denominator is the Warrant Price in effect on the date of such exercise. The "WARRANT PRICE" shall initially be the Initial Warrant Price, but shall be adjusted and readjusted from time to time as provided in this Section 3.1 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 3.1.

                  3.1.1. NO ADJUSTMENT OF WARRANT PRICE. No adjustment in the Warrant Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Warrant Price in effect on the date of, and immediately prior to, such issue.

                  3.1.2. ADJUSTMENT OF WARRANT PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.1.4) for a consideration per share less than the applicable Warrant Price in effect on the date of and immediately prior to such issue, then the applicable Warrant Price shall be recomputed, concurrently with such issue (calculated to the nearest one hundredth of a cent) by dividing
         (a) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the then effective Warrant Price and (ii) the consideration, if any, deemed received by the Company upon such issue by (b) the total number of shares of Common Stock deemed to be outstanding immediately after such issue; and provided that, for purposes of this Section 3.1.2, all shares of Common Stock outstanding and issuable upon conversion of outstanding Options, Convertible Securities and the Preferred Stock shall be deemed to be outstanding. In no event will the Warrant Price be adjusted as the result of any issuance of any Additional Shares of Common Stock for any amount higher than the Warrant Price in effect immediately prior to such issuance.

                  3.1.3. ADJUSTMENTS FOR SUBDIVISIONS, STOCK DIVIDENDS, COMBINATIONS OR CONSOLIDATION OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  3.1.4. DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK - OPTIONS AND CONVERTIBLE SECURITIES. In the event the Company at any time after the Original Issue Date shall issue any Options or Convertible Securities other than such Options or Convertible Securities which are exchangeable, issuable, exercisable or convertible into Common Stock which is excluded from the definition of Additional Common Stock, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, PROVIDED that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.1.5) of such Additional Shares of

         Common Stock would be less than the applicable Warrant Price in effect on the date of, and immediately prior to, such issue, or such record date, as the case may be, and PROVIDED FURTHER that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (a) no further adjustment in the applicable Warrant Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities or upon the subsequent issue of such Convertible Securities or Options;

                           (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                           (c) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Warrant Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if such unexercised portion of such Options or rights of conversion or exchange under such Convertible Securities had not been issued.

                  3.1.5.   DETERMINATION OF CONSIDERATION. For purposes of this
         Section 3.1, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (a)      CASH AND PROPERTY: Such consideration shall:

                                    (i)      insofar as it consists of cash, be
                           computed at the aggregate amount of net cash proceeds received by the Company excluding unpaid amounts payable for accrued interest or accrued dividends;

                                    (ii)     insofar as it consists of property
                           other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company;

                           and

                                    (iii)    in the event Additional Shares of
                           Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, which is allocated to the Additional Shares of Common Stock as determined in good faith by the Board of Directors.

                           (b) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to
                  Section 3.1.4, relating to Options and Convertible Securities, shall be determined by dividing

                                    (i)      the total amount, if any, received
                           or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration but subject to later readjustment pursuant to Section 3.1.4) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                                    (ii)     the maximum number of shares of
                           Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number but subject to later readjustment pursuant to
                           Section 3.1.4) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  3.1.6. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the other provisions of this Section 3.1 are not strictly applicable, but the failure to make any adjustment in the Warrant Price would not fairly protect the rights represented by this Warrant in accordance with the intention of this Section 3, then, upon request of the holders of a majority of the Warrants, the Board of Directors of the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion as to the adjustment, if any, on a basis consistent with the intention of this Section 3, necessary to preserve without dilution the rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly furnish a copy thereof to the holders of the Warrants and the Warrant Price shall be adjusted in accordance therewith. The fees and expenses of such accountants shall be paid by the Company;

         PROVIDED, HOWEVER, that if such accountants opine that no adjustment is necessary, such fees and expenses will be paid by the holders of the Warrants.

         3.2. SUBSEQUENT EVENTS. In the event of any recapitalization, consolidation or merger of the Company or its successor, the Warrants shall be exercisable for such shares or other interests as the Warrants would have been entitled if the Warrants had been exercised for Common Stock immediately prior to such event.

4.       COVENANTS.

         4.1. NO IMPAIRMENT. The Company will not seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant.

         4.2. RESERVATION OF SHARES. So long as any Warrants shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon exercise of the Warrants, the full number of shares of Common Stock then issuable upon exercise of all outstanding Warrants. If the Company's Common Stock shall be listed on any national stock exchange, the Company at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon exercise of the Warrants (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common Stock reserved for issuance upon exercise of the Warrants at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

         4.3. VALIDITY OF SHARES. The Company will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current exercise price of this Warrant by the number of shares of Common Stock into which this Warrant can, from time to time, be exercised.

         4.4.     NOTICE OF CERTAIN EVENTS. If at any time:

                  (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

                  (b) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

                  (c) there shall be any recapitalization of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company as a whole or substantially as a whole in a single transaction or a series of related transactions;

then, in any one or more of such cases, the Company shall give the registered holder of this Warrant written notice, by registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given 20 days prior to the record date with respect thereto.

5.       RESTRICTIONS ON TRANSFER.

         Each certificate for Warrant Shares issued upon the exercise of any Warrant, each certificate issued upon the direct or indirect transfer of any Warrant Shares and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 6 shall be transferable only upon satisfaction of the conditions specified in Section 6.5 of the Warrant and Debenture Commitment (as in effect on March 7, 1997) and shall be stamped or otherwise imprinted with legends in substantially the form set forth on the face of this Warrant or otherwise required by Section 6.5 of the Warrant and Debenture Commitment (as in effect on March 7, 1997).

         The holder understands and agrees that: (1) there are substantial restrictions on the transferability of this Warrant; (2) this Warrant has not been registered under the Securities Act and it may not be sold, pledged, transferred or otherwise disposed of unless it is so registered or an exemption from such registration is available and unless any such proposed sale, pledge, transfer or disposition is effected in compliance with state securities laws;
(3) this Warrant may only be registered under the Securities Act by the Company;
(4) there is no trading market for this Warrant; (5) the Warrant has been issued to the holder in reliance upon an exemption from the registration requirements of the Securities Act afforded to private offerings; and (6) in light of the foregoing, the holder may not be able to liquidate its investment in this Warrant at any given time, and the holder must be prepared to bear that economic risk.

6.       OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

         6.1. OWNERSHIP OF WARRANTS. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 6.2(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 5, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         6.2.     OFFICE; TRANSFER AND EXCHANGE OF WARRANTS.

                  (a) The Company will maintain an office (which may be an agency maintained at a bank) in the United States of America where notices, presentations and demands in respect of this Warrant may be made upon it. Such office shall be maintained at 40 Hudson Road, Canton, Massachusetts 02021 or such location as the Company shall otherwise notify the holders of the Warrants.

                  (b) The Company shall cause to be kept at its office maintained pursuant to Section 6.2(a) a register for the registration and transfer of the Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. Subject to Section 6.2(a), the Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

                  (c) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 6.2(a), the Company at its expense will (subject to compliance with Section 5, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         6.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than a Purchaser or any institutional investor, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of a security held by the Investors or any institutional holder or by the Investors or such institutional holder's nominee, of an unsecured indemnity agreement from the Investors or such other holder reasonably satisfactory to the Company), or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 6.2(a), the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

8. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

9. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at said address, (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified, return receipt requested, or two business days shall have elapsed after the same shall have been deposited with an overnight courier (for overnight delivery) of national recognition, (c) in the case of a telecopy within the United States, upon confirmation of receipt of such telecopy (which confirmation may consist of a telecopy machine printout showing successful transmission), if such telecopy is followed by a copy of the same being deposited within one business day of such telecopy with an overnight courier (for overnight delivery) or (d) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier:

         If to the Company, to it at 40 Hudson Road, Canton, MA 02021, telecopy:
(617) 821-9956, telephone: (617) 821-2900, with a copy to Goulston & Storrs, 400 Atlantic Ave., Boston, MA 02110, attention: Kitt Sawitsky or at such other address as the Company shall have specified by notice delivered to the holder hereof.

         If to the holder thereof, to the holders' addresses set forth on
Exhibit 1 to the Purchase Agreement, or at such other address as the Investors shall have specified by notice delivered to the Company, in each case with a copy to WPC.

         If to any other holder of record of this Warrant, to it at its address set forth in the registers of the Company.

10. MISCELLANEOUS. The section headings in this Warrant are for convenience of reference only and shall not constitute a part hereof. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws (other than the conflict of laws rules) of the State of Delaware.

         This Warrant is hereby executed on behalf of the Company by its duly authorized officer under its corporate seal as of the date first written above.



                                        TWEETER HOME ENTERTAINMENT GROUP, INC.


                                        By  /s/ Jeffrey S. Stone
                                            ------------------------------------
                                            Title: President

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]


To TWEETER HOME ENTERTAINMENT GROUP, INC.

         The undersigned registered holder of the enclosed Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, __________(1) shares of the Common Stock and herewith makes payment of $___________________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is _____________
___________________________________________________.






Dated:                                     ____________________________________
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)

                                           ____________________________________
                                                    (Street Address)

                                           ____________________________________
                                           (City)       (State)      (Zip Code)


----------
    (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                           FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]


To TWEETER HOME ENTERTAINMENT GROUP, INC.

     The undersigned registered holder of the enclosed Warrant hereby irrevocably converts such Warrant with respect to ____________(1) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to ____________, whose address is ______________________.



Dated:                        _________________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)



                              _________________________________
                                   (Street Address)

                              _________________________________
                              (City)    (State)    (Zip Code)








__________

     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

               [To be executed only upon transfer of Warrant that
                    complies with Section 5 of the Warrant]


     For value received, the undersigned registered holder of the attached
Warrant hereby sells, assigns and transfers unto                 the right
represented by such Warrant to purchase ______________ (1) shares of Common Stock of TWEETER HOME ENTERTAINMENT GROUP, INC. to which such Warrant relates, and appoints _______________ Attorney to make such transfer on the books of TWEETER HOME ENTERTAINMENT GROUP, INC. maintained for such purpose, with full power of substitution in the premises.


Dated:                        _________________________________
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)



                              _________________________________
                                   (Street Address)

                              _________________________________
                              (City)    (State)    (Zip Code)



Signed in the presence of:


_________________________________




__________

     (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial transfer, the portion thereof being transferred), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial transfer, a new Warrant will be issued and delivered, representing the untransferred portion of the Warrant, to the holder surrendering the Warrant.

                            FORM OF CONVERSION NOTICE

                [To be executed only upon conversion of Warrant]


To TWEETER HOME ENTERTAINMENT GROUP, INC.

         The undersigned registered holder of the enclosed Warrant hereby irrevocably converts such Warrant with respect to __________(1) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________________, whose address is __________
______________________________________________.





Dated:                                     ____________________________________
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)

                                           ____________________________________
                                                    (Street Address)

                                           ____________________________________
                                           (City)       (State)      (Zip Code)


----------
    (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

                               FORM OF ASSIGNMENT

               [To be executed only upon transfer of Warrant that
                     complies with Section 5 of the Warrant]


         For value received, the undersigned registered holder of the attached
Warrant hereby sells, assigns and transfers unto          the right represented
by such Warrant to purchase __________(1) shares of Common Stock of TWEETER HOME ENTERTAINMENT GROUP, INC. to which such Warrant relates, and appoints _________ ________________________ Attorney to make such transfer on the books of TWEETER HOME ENTERTAINMENT GROUP, INC. maintained for such purpose, with full power of substitution in the premises.



Dated:                                     ____________________________________
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of Warrant)

                                           ____________________________________
                                                    (Street Address)

                                           ____________________________________
                                           (City)       (State)      (Zip Code)




Signed in the presence of:



______________________________




----------
    (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial transfer, the portion thereof being transferred), in either case without making any adjustment for Additional Shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial transfer, a new Warrant will be issued and delivered, representing the untransferred portion of the Warrant, to the holder surrendering the Warrant.

                            SCHEDULE TO EXHIBIT 10.8

           FORM OF COMMON STOCK PURCHASE WARRANTS DATED JUNE 5, 1998


          All Common Stock Purchase Warrants issued by the Company on June 5, 1998 are substantially identical in all material respects except as to the Warrant Holder thereunder and the number of Common Stock shares of the Company for which each individual Common Stock Purchase Warrant is exercisable. Such information is set forth below:


                                                                    NUMBER OF
WARRANT HOLDER                                                   WARRANT SHARES


1.  Weston Presidio Offshore Capital C.V.                            18,036

2.  Advent Direct Investment Program Limited Partnership              7,052

3.  Global Private Equity II Limited Partnership                     18,720

4.  Natio Vie Developpement II, FCPR                                  5,156

5.  BNP Venture Holding Corp.                                         5,156

6.  Matthew Bronfman                                                    128

7.  Jeffrey Bloomberg                                                   928

8.  Harriet Bloomberg                                                   476

9.  Carolyn Bloomberg                                                   476

10.  Armin Biller                                                       476
                                                                     ======

                            TOTAL SHARES SUBJECT TO WARRANTS:        56,604




                                      -1-